                                                                   EXHIBIT 10.13


          THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY BE SOLD, OFFERED FOR SALE OR TRANSFERRED ONLY IN ACCORDANCE WITH THE PROVISIONS OF THIS WARRANT AND PURSUANT TO A REGISTRATION STATEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AS TO THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION.

No._____                                              ________Shares

                          WARRANT TO PURCHASE SHARES
                              OF COMMON STOCK OF

                                 INSMED, INC.

     1.   Common Stock and Warrant Purchase Agreement.  This Warrant is issued
          -------------------------------------------
to  [          ] ("Purchaser") pursuant to that certain Purchase Agreement dated
                   ---------
as of January ___, 2000 between Insmed Pharmaceuticals, Inc., a Virginia corporation (the "Company"), Insmed, Inc., a Virginia Corporation ("Insmed"),
                  -------                                           ------
Purchaser and the other purchasers identified therein (the "Agreement").
                                                            ---------

     2.   Number and Price of Shares Subject to Warrant; Automatic Exercise.
          -----------------------------------------------------------------
Subject to the terms and conditions herein set forth Purchaser is entitled to purchase from Insmed, at any time in whole or from time to time in part commencing upon the Effective Time (as defined in the Agreement and Plan of Reorganization by and among Insmed, the Company, Celtrix Pharmaceuticals, Inc., a Delaware corporation and Celtrix MergerSub, Inc., a Delaware corporation, dated November 30, 1999 (the "Reorganization Agreement")) and continuing until
                              ------------------------
termination of this Warrant in accordance with Section 13 hereof, [      ]
(______) shares (which number of shares is subject to adjustment as described below) of fully paid and nonassessable Common Stock, $.01 par value, of Insmed ("Warrant Shares"), upon surrender of this Warrant at the principal office of
  --------------
Insmed and upon payment of the purchase price by wire transfer to Insmed or cashiers check drawn on a United States bank made to the order of Insmed. Subject to adjustment as hereinafter provided, the purchase price of one Warrant Share (or such securities as may be substituted for one Warrant Share pursuant to the provisions hereinafter set forth) shall be $2.25. The purchase price of one Warrant Share (or such securities as may be substituted for one Warrant Share pursuant to the provisions hereinafter set forth) payable from time to time upon the exercise of this Warrant (whether such price be the price specified above or an adjusted price determined as hereinafter provided) is referred to herein as the "Warrant Price."
                           -------------

     3.   Adjustment of Warrant Price and Number of Shares.  The number and kind
          ------------------------------------------------
of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

          (a) Adjustment for Dividends in Stock or Other Securities or Property.
              -----------------------------------------------------------------
In case at any time or from time to time on or after the date hereof the holders of the Common Stock of Insmed (or any shares of other stock or other securities of Insmed at the time issued and outstanding) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, (i) other or additional stock or other securities or property (other than cash in connection with regular or ordinary dividends) of Insmed by way of dividend, or (ii) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares, or similar corporate rearrangement, then and in each case, the holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (including cash in the case referred to in clause (ii) above) of Insmed which such holder would hold on the date of such exercise had it been the holder of record of such Common Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by paragraphs (b), (c) and (d) of this Section 3.

          (b) Adjustment for Reclassification, Reorganization or Merger.  In
              ---------------------------------------------------------
case of any reclassification or change of the outstanding securities of Insmed or of any reorganization of Insmed (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, or any merger or consolidation of Insmed, or any transfer of all or substantially all of Insmed's properties or assets to any other person or entity then and in each such case, subject to Section 13 below, Insmed, or such successor corporation, as the case may be, shall, without payment of any additional consideration therefor, execute new Warrants providing that the holders of the Warrants shall have the right to exercise such new Warrants (upon terms not less favorable to the holders than those then applicable to the Warrants) and to receive upon such exercise, in lieu of each share of Common Stock or other security theretofore issuable upon exercise of the Warrants, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, reorganization, merger or conveyance by the holder of one share of Common Stock or other security issuable upon exercise of the Warrants had the Warrants been exercised immediately prior to such reclassification, change, reorganization, merger or conveyance and such new Warrants shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3, all subject to further adjustment as provided in this Section 3; and in each such case, the terms of this Section 3 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

          (c) Stock Splits and Reverse Stock Splits.  If at any time on or after
              -------------------------------------
the date hereof Insmed shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares receivable upon exercise of the Warrant shall thereby be proportionately increased as of the effective date of such subdivision, or, if Insmed shall take a record of holders of its Common Stock for the purpose of so subdividing, as of such record date whichever is earlier; and, conversely, if at any time on or after the date hereof the outstanding number of shares of Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares receivable upon exercise of Warrant shall thereby be proportionately decreased as of the effective date of such combination, or, if Insmed shall take a record of holders of its Common Stock for the purpose of so combining, as of such record date, whichever is earlier.

     4.   No Fractional Shares.  No fractional shares of Warrant Shares will be
          --------------------
issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, Insmed shall pay cash equal to the product of such fraction multiplied by the closing price (or average of the bid and ask price if a closing price is not available) of one Warrant Share as reported on the Nasdaq National Market, the Nasdaq SmallCap Market or such other securities exchange as the Insmed Common Stock may be listed on the date of exercise.

     5.   No Stockholder Rights.  This Warrant shall not entitle its holder to
          ---------------------
any of the rights of a stockholder of Insmed nor shall it impose any liabilities on the holder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

     6.   Reservation of Stock.  Insmed covenants and agrees that all shares
          --------------------
which may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized and validly issued, fully paid and nonassessable and free and clear of any liens or encumbrances whatsoever. Insmed covenants and agrees that none of the shares which may be issued upon the exercise of this Warrant will, upon issuance, be in violation of or subject to any preemptive rights of any person. Insmed covenants that during the period this Warrant is exercisable, Insmed will reserve at all times from its authorized and unissued Common Stock a sufficient number of shares of Common Stock (or other securities, if applicable) to provide for the issuance of Warrant Shares (or other securities) upon the exercise of this Warrant. Insmed agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of this Warrant.

     7.   Exercise of Warrant.  This Warrant may be exercised by the holder
          -------------------
hereof, in whole or in part, by the surrender of this Warrant and the Notice of Exercise attached hereto as Exhibit A duly completed and executed on behalf of
                            ---------
the holder hereof, manually or by facsimile transmission at the principal office of Insmed at 800 East Leigh Street, Richmond, Virginia 23219, facsimile number
(804) 828-6894, or such other location which shall at that time be the principal office of the Company together with payment in full of the Warrant Price then in effect with respect to the number of Warrant Shares as to which the Warrant is being exercised. The Warrant Price shall be paid by wire transfer to Insmed or cashiers check drawn on a United States bank made to the order of Insmed. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, Insmed at its expense shall cause to be issued and delivered to the person or persons entitled to receive the same a certificate or certificates for the number of full Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above. The Warrant Shares issuable upon exercise hereof shall, upon their issuance, be fully paid and nonassessable. In the event that this Warrant is exercised in part, Insmed at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

     8.   Certificate of Adjustment.  Whenever the Warrant Price or number or
          -------------------------
type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, Insmed shall, at its expense, promptly deliver to the record holder of this Warrant a certificate of an officer of Insmed setting forth the nature of such adjustment and showing in detail the facts upon which such adjustment is based, the method by which such adjustment was calculated (including a description of the basis on which the Insmed's Board of Directors made any determination hereunder), and the Warrant Price and number of shares of Common Stock purchasable at that Warrant Price after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class and postage prepaid) to the registered holder of this Warrant.

     9.   Transferability.
          ---------------

          (a) Unregistered Security.  Each holder of this Warrant acknowledges
              ---------------------
that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and agrees not to
                                         --------------
sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, satisfactory to Insmed, that such registration and qualification are not required. Each certificate or other instrument for Warrant Shares issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

          (b) Transferability.  Subject to the provisions of Section 9((a))
              ---------------
hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of Insmed.
        ---------

          (c) Warrant Register.  Insmed will maintain a register containing the
              ----------------
name and address of Purchaser or its registered assign (the "Registered Holder")
                                                             -----------------
of this Warrant. Until any transfer of this Warrant is made in the warrant register, Insmed may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is
                               --------  -------
properly assigned in blank, Insmed may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to Insmed requesting such change.

          (d) Exchange.  This Warrant is exchangeable, upon the surrender hereof
              --------
by the holder hereof at the principal office of Insmed, for new Warrants of like tenor registered in such holder's name and representing in the aggregate the right to purchase the same number of shares purchasable under the Warrant being exchanged, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder at the time of such surrender.

     10.  Notices of Record Date.  In the event of:
          ----------------------

          (a) any taking by Insmed of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of Insmed) or other distribution, or any right or warrants to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

          (b) any capital reorganization of Insmed, any reclassification or recapitalization of the capital stock of Insmed or any transfer of all or substantially all the assets of Insmed to or consolidation or merger of Insmed with or into any other person; or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of Insmed, then and in each such event Insmed will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution, right or warrant or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, right or warrant are to be determined, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed as promptly as practicable, but in any event at least 20 days prior to the date therein specified.

     11.  Replacement of Warrants.  On receipt of evidence reasonably
          -----------------------
satisfactory to Insmed of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft, destruction or mutilation of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to Insmed or, in the case of any such mutilation, on surrender and cancellation of such Warrant, Insmed at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     12.  Miscellaneous.  This Warrant shall be governed by the laws of the
          -------------
Commonwealth of Virginia. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by Insmed and the registered holder of this Warrant. All notices and other communications from Insmed to the holder of this Warrant shall be sufficient if in writing and sent by registered or certified mail, domestic or international courier, or facsimile, return receipt requested, postage or courier charges prepaid, to the address furnished to Insmed in writing by Purchaser. All such notices and communications shall be effective one (1) trading day after being sent by courier or by facsimile with confirmation of receipt or five (5) trading days after being sent by the other approved methods. Any party may by notice given in accordance with this Section 12 designate another address or person for receipt of notices hereunder. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions. This Warrant shall inure to the benefit of and shall be binding upon Insmed and the holder and their respective successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than Insmed and the holder, or their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

     13.  Termination.  This Warrant (and the right to purchase securities upon
          -----------
exercise hereof) shall terminate on the earlier of (i) ________, 2005, or (ii) the sale, conveyance, disposal, or encumbrance of all or substantially all of Insmed's property or business or Insmed's merger into or consolidation with any other corporation (other than a wholly-owned subsidiary corporation) or any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of Insmed is disposed of; provided that this
                                                            --------
Section 13(ii) shall not apply to (x) a merger effected exclusively for the purpose of changing the domicile of Insmed, (y) with respect to the transactions contemplated by the Reorganization Agreement, or (z) with respect to any transaction described above if after giving effect to such transaction the shareholders of Insmed immediately prior to such transaction will own, as a result of their ownership in Insmed prior to the transaction, more than 20% of the surviving entity in such transaction immediately after the closing thereof.

     14.  Remedies.  Insmed stipulates that the remedies at law of the holder of
          --------
this Warrant in the event of any default or threatened default by Insmed in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     15.  Payment of Taxes.  The issuance of certificates for Warrant Shares
          ----------------
shall be made without charge to the holder for any stock transfer or other issuance tax in respect thereto; provided, however, that the holder shall be
                                 --------  -------
required to pay any and all taxes that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then holder of this Warrant as reflected on the books of Insmed.

     16.  Negotiability.  This Warrant is issued upon the following terms, to
          -------------
all of which each holder or owner hereof by the taking hereof consents and agrees:

          (a) title to this Warrant may be transferred only in accordance with the provisions of Section 9 hereunder; and

          (b) subject to the terms of Section 9, any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his right, title and interest in this Warrant in favor of each such bona fide purchaser and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby.

     17.  Assignability.  This Warrant may be assigned only in accordance with
          -------------
the provisions set forth in Section 9.


     ISSUED this __ day of ________, 2000.


                                      INSMED, INC.



                                      By:  ______________________________
                                           Geoffrey Allan, Ph.D.
                                           President and Chief Executive Officer

                                   EXHIBIT A
                                   ---------

                         NOTICE OF INTENT TO EXERCISE
                 (To be signed only upon exercise of Warrant)

To:  INSMED, INC.

The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ________________ (____) shares of Common Stock of Insmed, Inc. and herewith makes payment of ________ Dollars ($_________) thereof and requests that the certificates for such shares be issued in the name of, and delivered to ___________________________, whose address is __________________________________
________________________________________________________________________________
________________________________________.

     DATED: _____________________

                                        _______________________________________
                                        (Signature must conform in all respects
                                        to name of Holder as specified on the
                                        face of the Warrant)


                                        _______________________________________

                                        _______________________________________
                                        (Address)

                                   EXHIBIT B
                                   ---------

                                ASSIGNMENT FORM
                                ---------------

     FOR VALUE RECEIVED, ______________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:

      Name of Assignee      Address/Fax Number       No. of Shares
      ----------------      ------------------       -------------





Dated:                             Signature: _______________________

                                              _______________________

                                   Witness:   _______________________